Retail, National Trades & First Call - Release: March 04, 2003 at 4:00 p.m.(EST)

Kohl's Corporation Reports Fiscal 2002 Earnings Up 29.8%;

4th Quarter Earnings up 19.3%

MENOMONEE FALLS, WI., Mar. 04/Business Wire/--Kohl's Corporation (NYSE:KSS) reported record sales and earnings for the fourth quarter and year ended February 1, 2003.

Fiscal Year 2002 Results

Net income for the fiscal year ended Feb. 1, 2003, increased 29.8% to $643.4 million, or $1.87 per diluted share, compared to $495.7 million, or $1.45 per diluted share for the fiscal year ended February 2, 2002.  Net sales increased 21.8% to $9,120.3 million from $7,488.7 million a year ago.  Comparable store sales increased 5.3%.

Fourth Quarter Results

Net income for the fourth quarter ended Feb. 1, 2003, increased 19.3% to $279.0 million, or $0.81 per diluted share, compared to $233.8 million or $0.68 per diluted share for the quarter ended February 2, 2002.  For the quarter, net sales increased 16.9% to $3,184.5 million from $2,724.2 million a year ago. Comparable store sales increased 1.2%.

Performance

Chairman & Chief Executive Officer Larry Montgomery said:  "In a challenging retail environment, we demonstrated our ability to deliver both top and bottom line results.  Total sales increased 21.8% over last year while comparable store sales increased 5.3%.  We increased market share in every region where  we operate.  At the same time, we increased net income 29.8% over last year.  This follows six consecutive years of earnings growth in excess of 30%.  The credit for our success goes to over 70,000 hard working and dedicated Associates.”

Expansion Update

During the year, the company opened 75 new stores including entries into the Boston, Houston, Nashville and Providence markets.

The Company plans to open approximately 80 new stores in 2003.  Thirty-five stores will be opened in the first quarter, including the company’s entry into the Southern California market.  Kohl’s will grand open 28 stores in the greater Los Angeles area on March 7th.  In April, the Company will enter the San Antonio, TX market with three stores and open stores in Kalamazoo, MI; Springfield, MA; Hookset, NH and Doylestown, PA.  At February 1, 2003, the Company operated 457 stores in 33 states compared with 382 stores in 29 states at the same time last year.

In the fall season, Kohl’s plans to open approximately 45 new stores, including entering the Phoenix, AZ market with 10 stores, Tucson, AZ with two stores, Flagstaff, AZ with one store and Las Vegas, NV with three stores.

In 2004, the Company plans to open approximately 95-100 new stores.  The stores will open in a combination of new and existing markets.  The Company will continue to expand its presence in the Southwest region, with additional stores in the greater Los Angeles area and new market entries into Sacramento, San Diego and Fresno.  In addition, the company plans to continue to add fill-in locations in selected existing markets across the country.

Investor Conference Call

Investors will have the opportunity to listen to the 4th quarter earnings conference call today at 5:00 p.m. (EST) by dialing 847-619-6368 ten minutes prior to the start of the call, or over the Internet through the Company's web site located at http://www.kohls.com (see "Home Page"), or through Broadcast Networks' Vcall web site located at http://www.vcall.com.  To listen to the call, please go to either web site at least fifteen minutes early to register, download and install any necessary audio software.   For those who cannot listen to the live broadcast, a replay will be available shortly after the call.  To access a 24-hour telephone replay of the call, simply dial 630-652-3018.  Pass Code: 6734790.

Merrill Lynch Conference

Kohl’s President, Kevin Mansell, will be speaking at the Merrill Lynch Global Retail Leaders Conference in New York City on March 19, 2003, at 11:20 a.m. (EST).  The presentation will be web cast live (audio-only) over the Internet via ON24, Inc. at http://webcast.on24.com/clients/merrill/conference_030319/index.html?sessionid=11&presenter=kohls or through the Company’s web site located at www.kohls.com (see “Company News”).  For those who cannot listen to the live broadcast, a seven day replay will be available shortly after the call.  To access the replay, simply visit the link above.

Cautionary Statement Regarding Forward-looking Information

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Kohl's intends forward-looking statements such as "believes", "expects", "may", "will", "should" or "anticipates", “plans” or similar expressions to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward-looking statements.  These risks and uncertainties include, but are not limited to those described on Exhibit 99.1 to Kohl's annual report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC.

Investor Relations Contact: Patti Johnson, Chief Financial Officer – Finance - (262) 703-1893

Media Contact: Susan Henderson, Vice President – Public Relations - (262) 703-1302

###

KOHL'S CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

   13 weeks ended

    13 weeks ended

February 1,

% to

February 2,

% to

   2003

Net sales

   2002

Net sales

              (In thousands, except per share data)

Net sales

$   3,184,479

 2,724,225

Cost of merchandise sold

     2,133,528

67.0%

 1,825,039

67.0%

Gross margin

     1,050,951

33.0%

    899,186

33.0%

Operating expenses:

Selling, general, and administrative

        527,226

16.6%

     464,334

17.0%

Depreciation and amortization

          50,979     1.6%

       40,414

  1.5%

Goodwill amortization

             --           0.0%

   1,300

   0.0%

Preopening expenses

             7,663

0.2%

   3,857

   0.2%

Operating income

         465,083  14.6%

    389,281

14.3%

Interest expense, net

           16,612   0.5%

      13,128                0.5%

Income before income taxes

         448,471 14.1%

    376,153

13.8%

Provision for income taxes

         169,520    5.3%

    142,331                 5.2%

Net income

         278,951    8.8%

  $233,822                 8.6%

Earnings per share:

Basic

Net income per share

 $           0.83

$    0.70

Average number of  shares

        337,175

334,999

Diluted

Net income per share

 $         0.81 (a)

     $    0.68 (a)

Average number of  shares

      346,657 (b)

     346,121 (b)

LIFO credit

             9,249

         3,458

(a)

For both periods presented, the earnings per share is calculated using the “if converted” method.  The net income in the calculation is $280,402 and $235,233, which includes interest on convertible debt securities, net of tax, of $1,451 and $1,411 in 2002 and 2001, respectively.

(b)

For both periods presented, the average number of shares includes 3,946 shares related to the assumed conversion of the convertible debt securities.

KOHL'S CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

52 weeks ended

52 weeks ended

February 1,

% to

February 2,

% to

2003

Net sales

2002

Net sales

(In thousands, except per share data)

Net sales

 $   9,120,287

 $   7,488,654

Cost of merchandise sold

      5,981,219

65.6%

       4,923,527   65.7%

Gross margin

      3,139,068

34.4%

      2,565,127

 34.3%

Operating expenses:

Selling, general, and administrative

      1,817,968

19.9%

      1,527,478

20.4%

Depreciation and amortization

         191,439     2.1%

         151,965

 2.0%

Goodwill amortization

              --

  0.0%

             5,200

 0.1%

Preopening expenses

           39,278

  0.4%

           30,509

 0.4%

Operating income

      1,090,383

12.0%

         849,975

11.4%

Interest expense, net

           56,009

  0.6%

            50,111   0.7%

Income before income taxes

      1,034,374

11.4%

          799,864 10.7%

Provision for income taxes

         390,993

  4.3%

          304,188   4.1%

Net income

 $      643,381   7.1%

 $      495,676

6.6%

Earnings per share:

   Basic

Net income per share

 $            1.91

 $            1.48

Average number of  shares

         336,676

         334,141

  Diluted

Net income per share

 $            1.87

(c)

 $            1.45

(c)

Average number of  shares

        346,694

(d)

         344,944

(d)

 LIFO

credit / (charge)

             2,130

            (2,259)

(c)

For both periods presented, the earnings per share is calculated using the “if converted” method.  The net income in the calculation is $649,120 and $501,238, which includes interest on convertible debt securities, net of tax, of $5,739 and $5,562 in 2002 and 2001, respectively.

(d)

For both periods presented, the average number of shares includes 3,946 shares related to the assumed conversion of the convertible debt securities.

Kohl’s Corporation
Condensed Consolidated Balance Sheet
Subject to Reclassification

	February 1, 2003	February 2, 2002
	(In thousands)

Assets
Current assets:
Cash and cash equivalents	$90,085	$106,722
Short-term investments	475,991	229,377
Accounts receivable trade, net	990,810	835,946
Merchandise inventories	1,626,996	1,198,307
Deferred income taxes	56,693	52,292
Other current assets	43,519	41,400
Total current assets	3,284,094	2,464,044

Property and equipment, net	2,739,290	2,199,494
Other assets	102,361	81,850
Favorable lease rights, net	180,420	174,860
Goodwill, net	9,338	9,338
Total assets	$6,315,503	$4,929,586

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	$694,748	$478,870
Accrued liabilities	315,630	259,598
Income taxes payable	142,150	125,085
Current portion of long-term debt	355,464	16,418
Total current liabilities	1,507,992	879,971

Long-term debt	1,058,784	1,095,420
Deferred income taxes	171,951	114,228
Other long-term liabilities	64,859	48,561
Shareholders’ equity	3,511,917	2,791,406
Total liabilities and
shareholders’ equity	$6,315,503	$4,929,586

Kohl’s Corporation

Condensed Consolidated Statements of Cash Flows

Subject to Reclassification

                                                                              February 1, 2003              February 2, 2002

          (In thousands)

Operating Activities

Net income

$643,381

$495,676

Adjustments to reconcile net income to net cash

         provided by operating activities:

     Depreciation and amortization

 192,410

157,939

     Amortization of debt discount

      9,381

     9,110

     Deferred income taxes

    53,322

   17,211

     Changes in operating assets and liabilities:

       Accounts receivable

(154,864)

(154,690)

       Merchandise inventories

(428,689)

(195,017)

       Other current assets

     (2,119)

  (15,801)

       Accounts payable

   215,878

    78,931

       Accrued and other long-term liabilities

    77,988

    79,337

       Income taxes payable

    62,896

    69,121

Net cash provided by operating activities

  669,584

  541,817

Investing activities

Acquisition of property and equipment and  favorable

lease rights, net

(715,968)

(662,011)

Net purchase of short-term investments

(246,614)

(180,777)

Other

  (32,473)

  (28,520)

Net cash used in investing activities

(995,055)

(871,308)

Financing Activities

Net repayments of short-term debt

-

    (5,000)

Proceeds from public debt offering, net

 297,759

  299,503

Repayments of other long-term debt, net

  (16,772)

   (16,424)

Payment of financing fees on debt

    (3,452)

    (1,615)

Proceeds from stock option exercises

   31,299

    36,128

Net cash provided by financing activities

 308,834

  312,592

Net decrease cash and cash equivalents

  (16,637)

  (16,899)

Cash and cash equivalents at beginning of period

 106,722

  123,621

Cash and cash equivalents at end of period

$ 90,085

$106,722